Interphase Shareholder Briefing

Shareholders Meeting

May 7, 2014

Forward Looking Statements

This presentation contains forward-looking statements about the business, financial condition and prospects of the Company. These statements are made under the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The actual results of the Company could differ materially from those indicated by the forward-looking statements because of various risks and uncertainties, including (without limitation) effects of the ongoing issues in global credit and financial markets and adverse global economic conditions, our reliance on a limited number of customers, the lack of spending improvements in the telecommunications and computer networking industries, significant changes in product demand, the development and introduction of new products and services, changes in competition, various inventory risks due to changes in market conditions and other risks and uncertainties indicated in Item 1A of the Company's Form 10-K and in the Company's other filings and reports with the Securities and Exchange Commission. All of the foregoing risks and uncertainties are beyond the ability of the Company to control, and in many cases, the Company cannot predict the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this report, the words "believes," "plans," "expects," "will," "intends," and "anticipates" and similar expressions as they relate to the Company or its management are intended to identify forward-looking statements.

Agenda

- Business overview:
  - penveu ®
  - Engineering Design and Manufacturing Services (EDMS)
  - Telecom
- Summary

penveu

introducing the penveu interactive display system

2014 Dr. Yoram Solomon
VP Corporate Strategy

penveu®
REDEFINING INTERACTIVITY

penveu®




penveu

education technology news



TRIB local Schaumburg

D54 pilots white board program

Certain District 54 teachers will begin incorporating a new technology into their lessons this fall with the hopes of improving student achievement.

The school board recently approved the purchase of 37 "interactive white boards," at the cost of about $128,800.

White boards have become popular in recent years and work in place of a chalkboard or projector. A teacher can use a special pen or their finger and touch technology to write on the board, which is then projected onto a screen at the front of the class. Videos and other items already on a teacher's computer can also be projected onto the board, which also includes sound.

As part of the pilot program, nearly 70 teachers throughout the district's 27 elementary and junior high schools applied to have a white board in their classroom. Assistant Superintendent Nick Myers said of those, 37 were chosen based on their success as a teacher, and how they would incorporate the white boards into their classrooms.

$128,000
for 37 IWBs
= $3,481 each

70 applied
-37 chosen
33 rejected

monthly **training**
for **TWO YEARS**

penveu® REDEFINING INTERACTIVITY

Shrewsbury, Massachusetts
News Updated Hourly

The Shrewsbury Lantern

Floral Street Elementary School PTO Donates $54,000 to Purchase 17 Interactive White Boards

Posted by Steve Levine - #1 REMAX Agent in New England - 10 times on Jan 21st, 2014 and filed under Local News. You can f
any responses to this entry through the RSS 2.0. Both comments and pings are currently closed.


WORKING TOGETHER
FLORAL STREET
SCHOOL

SHREWSBURY, Massachusetts – The Floral Street School PTO voted to make a major financial donation to the Floral Street School on Wednesday, January 15th which enables the school to meet its goal of employing interactive technology across 100% of the core classrooms.

Floral Principal Lisa McCubrey noted that "The PTO's purchase of 17 interactive whiteboards means that every student at Floral Street School, all 790 of them, will have universal access to the

affordability



Lubbock Independent School District (LISD) installs 1300 interactive whiteboards

~$4.5M for IWB and installation vs. $650K for penveu, savings = $3.8M (85%)

- **Teachers want interactive technology…nearly every teacher applying for a technology grant was asking for an interactive system**

LISD has 2000 teachers, penveu systems are affordable so that every teacher can have the benefits of interactive technology

- **Teachers need technology that integrates seamlessly with learning software**

penveu works with your content and favorite applications, making it great for all subjects

- **Teachers need height-adjustable technology to ensure that younger students have easy access to engage with digital content**

penveu works on any flat surface, including dry-erase boards, and with the projector already installed

penveu®
REDEFINING INTERACTIVITY

how does penveu compare?



	Flexibility	Portability	Accuracy	Ease of Use	Price
IWB	Touch Only	None	Needs Calibration	Difficult to Use and Install	$2,000 to $7,000
Interactive Projectors	Touch Only (most)	Minimal	Some Calibration	Difficult to Use and Install	$1,500 to $2,000
Touch screens	Touch Only	None	Good	Easy to Use	$8,000 to $15,000
penveu™ REDEFINING INTERACTIVITY	Anywhere	Hand Held	Good, no calibration	Easy to Use	$499

penveu®
REDEFINING INTERACTIVITY

apples to apples



Accuracy
Interactive
Projector, DLP
penveu
Use cases
air mouse
IWB, LCD
Interactive
Projector,
Mimio,
eBeam
Touch
Hover 4"-6"
3'-6'
Distance

MADE IN

TEXAS

in the box



Use the pen to write, draw and highlight.

The veu acts as a charging station and carrying case for the pen.

The dock provides convenient, accessible recharging.

The pen



The veu

top


penveu

back

The dock



ENDLESS possibilities




YOUR COMPUTER SOURCE
YOUR PROJECTION DEVICE
YOUR DISPLAY

penveu®
REDEFINING INTERACTIVITY

install easily



Connect to your own equipment

Make **projectors and large screen displays** interactive
Write on **flat surfaces**, including pull-down screens and walls
Use with **Apple® or Microsoft®** based products.

Installation as easy as one, two, three.
Just follow this simple diagram and you're ready to go.
NO software installation or licensing.


VGA Cable (1 included)
USB Cable (1 included)
computer
the veu
projector

penveu®
REDEFINING INTERACTIVITY

revolutionary approach



For the first time ever, interactivity rests in the palm of your hand.
The penveu system leverages technology that has never been integrated into such a compact design.



order one this month!



This pen speaks for itself.
Get one today and
start engaging.

8GB	$699		+
8GB	$499	Educator price	+
32GB	$799		+
32GB	$599	Educator price	+



penveu
COOL FEATURES



penveu
REDEFINING INTERACTIVITY
PEN
DOCK
VEU
penveu 32GB

Authorized Education Resellers

M&A Technology

Troxell
we accelerate...

journeyEd.com

GLOBAL
globalcomputer.com

Touchboards

ACADEMIC SUPERSTORE

penveu.com




penveu®
PRODUCTS
PARTNERS
COMPANY
SUPPORT
LESSONS
COME
ALIVE
Learn more with a video tour →
INTERNATIONAL CES
INNOVATIONS
DESIGN AND ENGINEERING
AWARDS
2014
HONOREE
I'm an educator (K-12)
I'm an educator (Higher Ed)
I'm a business professional

penveu®
REDEFINING INTERACTIVITY

penveu.com resources




penveu
PRODUCTS
PARTNERS
HOLD THEIR
INTEREST
IN THE
PALM
OF YOUR HAND
Learn more →

Videos

User Manual


penveu
User Guide
penveu

Quick Start Guide


penveu
IN THE BOX
MOUSE MODE
PEN MODE
INSTALL EASILY
CHARGE BATTERY
ROCKET SCIENCE
SAVE YOUR FILES
UPDATE FIRMWARE

Brochures

White Papers


penveu
THE STORY OF PENVEU
REMOVING LIMITATIONS
penveu


penveu
IMPROVED AUDIENCE INTERACTION
MAKE ANY DISPLAY INTERACTIVE

Product Briefs

penveu®
REDEFINING INTERACTIVITY

penveu

PRODUCTS PARTNERS COMPANY SUPPORT

penveu System Update

To get the latest system update version for your penveu product, make sure your equipment is ready for the update:

- Place your penveu pen in the veu
- Check power to the veu – look for the lights on the veu
- Check the USB connection between the veu and your computer – look to see that "My Computer" lists "**penveu**" as a connected device

Next, get the details from your penveu system. What happens after that depends on your system version and our registration and version records.

Scroll down below the System Details box to see further instructions. You will be asked to register if your system info is not already found in our records. If your registration is found, we'll show if your system is up-to-date or provide steps to update it.

Get System Details

Choose File No file chosen Go

- Browse to "My Computer" Help
- Select the "**penveu**" device
- Select file "penveuInfo" (a text file)
- Click the "Go" button

free updates for life

YOUR PEN

pen serial number: P98886
pen registration status: Registered
Days left on your warranty: 1223
Extended warranty: YES

YOUR VEU

veu serial number: V5YCZQ
veu registration status: Registered
Days left on your warranty: 1587
Extended warranty: YES

SYSTEM

Current system version: 0.8.0.1
Update available: YES

upgrading installed projectors



	New Interactive Whiteboard	New Interactive Projector
Existing projector	Throw away	Throw away
New hardware	$3,500	$1,500
Installation cost	Included	$1,500
Total	$3,500	$3,000

~10 million projectors shipped/year

~50 million projectors installed

penveu®
REDEFINING INTERACTIVITY

market numbers



"Interactive Whiteboard market to grow at a CAGR of 6.9 percent over the period 2012-2016"

"Sales of interactive whiteboards and interactive flat panel displays in the education and corporate sectors achieved close to 400,000 displays in Q3 2013, up 3% on last year and making it the largest Q3 on record"

"For the first half of 2013, sales of interactive whiteboards and interactive flat panel displays in the education and corporate sectors were up 20%"

Interactive Projectors expected to replace IWB

- 2012: 55K interactive projectors shipped
- 2013: Interactive projector costs $1,451 (regular projector: $500)
- Epson announces interactive projector starting $1,499

Ed Tech & Smart Classroom Market Expected to Reach $59.90 billion and CAGR 13.9% by 2018

Currently, $9.5b are spent on hardware, software, and applications in US schools alone

- $5.2-5.7b on Hardware alone

"Smart Notebook software will be available to teachers regardless of the brand of interactive whiteboard they use"

penveu®
REDEFINING INTERACTIVITY

upgrading installed base



9.5m projectors shipped in 2013

CAGR of 10%+

35% Growth in pico-projectors

Only small percentage is Interactive (<1% in 2012, $1,500)

Approximately 50+ million projectors installed

31m classrooms worldwide

3.0 - 3.5m in the US

penveu® REDEFINING INTERACTIVITY

where is the growth potential?

Almost half the classrooms in North America have an interactive display: Q2 2013


Current interactive displays classroom penetration and the scale of the opportunity
UK
85%
N. Americas
46%
EMEA
15%
Asia
9%
Latam
5%
The scale of the opportunity and low penetration rates highlight huge potential for Asia
© 2013 Futuresource Consulting Ltd

http://www.display-central.com/free-news/press-releases/interactive-whiteboard-and-flat-panel-display-sales-up-20-in-first-half-2013/

futuresource CONSULTING

penveu® REDEFINING INTERACTIVITY

the opportunity



- 50 million installed projectors
- 31 million classrooms
- 10 million projectors shipped in 2014
- 1.2 million Interactive Whiteboard installed a year
- The $499 price point
- 2014 TAM scenarios
  - IWB units shipped replaced with penveu (at $499): **$600m**
  - IWB **budget** (@$3K) replacement with penveu: **$3.6b**
  - 90% of new projectors shipped with penveu: **$4.5b**
  - 85% of 31m classrooms: **$13.1b**
  - Installed base of projectors (50m) complemented with penveu: **$25b**



penveu®

REDEFINING INTERACTIVITY


penveu

linkedin.com/penveu facebook.com/penveu @penveu

Agenda

- Business overview:
  - penveu ®
  - Engineering Design and Manufacturing Services (EDMS)
  - Telecom
- Summary

Electronic Manufacturing Services

- Electronics Manufacturing Services (EMS)
  - Large existing market ($20B) available in the U.S.
  - We win because of our quality, know-how and responsiveness
  - Diversified customer base, ranging from location tracking devices, to LED lighting, to loading dock control boards, retail inventory barcode readers, to alcohol level testing devices, to precision dental fabrication … a very broad portfolio of products and markets!
  - 2013 revenues of $ 2,819,000, a 183% growth over 2012, are expected to grow again by nearly 2X in 2014!

EMS Services Business Growth



EMS
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
Q1-12
Q2-12
Q3-12
Q4-12
Q1-13
Q2-13
Q3-13
Q4-13
Q1-14
EMS
EMS continues to grow at a dramatic rate, and in 2014 is expected to double again!

Electronic Design Services

- Electronic Design Services (EDS)
  - Exciting market that leverages our extensive skills
  - We have been delivering services for 30 years
  - Goal: expand INPH into new markets
    - Innovative (very compact) location-based-services device (offering long battery life)
    - Oil and gas monitoring and control systems
    - Alcohol testing /breath analysis
    - Location Tracking – merchandise, bank cash , …
  - Extremely complimentary offering to EMS: "Productization Services"

EDMS Business Growth


EDMS Revenue
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
Q1-12
Q2-12
Q3-12
Q4-12
Q1-13
Q2-13
EDS
EMS
Location Tracking Device EDS project revenue-drifts off as first product is completed
Location Tracking Device EMS revenue ramps up as first product order is completed
Alcohol Testing EDS project

Value of Services to Our Future

- Provides broad technology and market experience
- Expands manufacturing process experience: from high-mix/lower-volume toward high-volume/low-mix (a great benefit for penveu manufacturing)
- Improves manufacturing overhead absorption
- Once at critical mass, this capability creates a profit-leverage/asset utilization “machine”, which drives increases to Return on Assets (ROA) and Return on Equity (ROE) for investors

Agenda

- Business overview:
  - penveu ®
  - Engineering Design and Manufacturing Services (EDMS)
  - Telecom
- Summary

Telecom Enabling Products

- Telecom
  - Interphase entered the Telecom market and rapidly earned the “trusted partner” status with the industries’ largest TEM’s
  - We grew to be a market leader with 40% market share
  - Telecom remained our largest revenue/profit generator in 2013, representing 71% of our revenues, and these are profitable products
  - However Telecom revenue performance is not consistent from quarter to quarter, so we pursue this business opportunitistically
  - This business has fueled the expansion into other businesses
    - penveu
    - EDS/EMS

Growth and Mix Shift



penveu
EMS
EDS
Telecom
2012
2013
2014

New Facility and SMT Line

- Consolidated into new and strategically sized facility at 4240 International Parkway
- Expanded manufacturing useable square footage to allow for growth to 6 SMT lines to handle expected volume growth
- Invested in new Juki SMT line in 1Q-2014 expanding our volume capability by 175%
- This space is much better suited for our expected growth path, and saves us nearly $100,000/year!

Virtual Tour




JUKI

Virtual Tour





Virtual Tour


INTERPHASE


EXIT

Summary

- Penveu® is shipping this month, which is expected to create new business growth for Interphase
- EDMS (service businesses) are growing fast and leveraging our infra-structure and exposing us to interesting new markets
- Extended technology within the enabling products to continue to fund the business into the future
- Reduced expenses to a sustainable level: **Grow Profitably**

Stock Performance 1-Year



INPH Daily
4/25/14
NASDAQ
INTERPHASE +150%
NASDAQ +25%
+160%
+150%
+140%
+130%
+120%
+110%
+100%
+90%
+80%
+70%
+60%
+50%
+40%
+30%
+20%
+10%
+0%
Volume
©BigCharts.com
250
200
150
100
50
0
Thousands
Jun
Jul
Aug
Sep
Oct
Nov
Dec
14
Feb
Mar
Apr

Back-up Slides

references



1. http://thejournal.com/articles/2014/03/05/projectors-get-interactive.aspx
2. http://www.broadwayworld.com/bwwgeeks/article/Epson-Announces-New-BrightLink-Series-with-Worlds-First-Touch-Enabled-3LCD-Interactive-Projector-20140129#.U1WR_vIdXh4
3. http://www.sbwire.com/press-releases/education-technology-ed-tech-smart-classroom-market-expected-to-reach-5990-billion-and-grow-at-a-cagr-139-by-2018-424481.htm
4. http://thejournal.com/articles/2013/09/24/smart-updates-interactive-whiteboard-software-licensing.aspx
5. http://www.newswiretoday.com/news/136693/
6. http://www.digitaljournal.com/pr/1556128
7. http://www.display-central.com/free-news/press-releases/interactive-whiteboard-and-flat-panel-display-sales-up-20-in-first-half-2013/
8. http://www.pmaresearch.com/press-releases/worldwide-projector-market-to-hit-9-5-million-units-in-2013-according-to-latest-forecast-from-pma-research/